UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On March 1, 2021, Albemarle Corporation (the “Company” or “Albemarle”) issued a press release announcing the commencement of two cash tender offers (collectively, the “Tender Offers”) by the Company and two of its wholly-owned subsidiaries, Albemarle Wodgina Pty Ltd (“Wodgina”) and Albemarle New Holding GmbH (“New Holding”). The first tender offer is for up to $100 million aggregate principal amount of the Company’s 4.150% Senior Notes due 2024 and Wodgina’s 3.45% Senior Notes due 2029. The second tender offer is for up to €100 million aggregate principal amount of New Holding’s 1.125% Notes due 2025 and 1.625% Notes due 2028. The Tender Offers are being made exclusively pursuant to an offer to purchase dated March 1, 2021, which sets forth the terms and conditions of the Tender Offers.

Concurrent with the Tender Offers, the Company intends to redeem (the “Note Redemption”) all of its outstanding 1.875% Senior Notes due 2021 (the “2021 Notes”) and all of its outstanding Floating Rate Notes due 2022 (the “Floating Rate Notes”). The 2021 Notes, with an outstanding aggregate principal amount of €392,933,000, are expected to be redeemed on March 30, 2021 and the Floating Rate Notes, with an outstanding aggregate principal amount of $200,000,000 are expected to be redeemed on March 16, 2021. This Current Report on Form 8-K is not a notice of redemption.

A copy of the Company’s press release announcing the Tender Offers and Note Redemption is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are for informational purposes only and do not constitute an offer to purchase any securities.

The information contained in Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
Some of the information presented in this Current Report on Form 8-K, including, without limitation, information related to the Tender Offers and Note Redemption, plans and anticipated benefits in relation to the Tender Offers and Note Redemption, the targeted dates for the Tender Offers and Note Redemption and all other information relating to matters that are not historical facts may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from the views expressed herein. Factors that could cause actual results to differ materially from the outlook expressed or implied in any forward-looking statement include, without limitation: changes in economic and business conditions; changes in priorities, financial and operating performance of Albemarle’s major customers and industries and markets served by Albemarle; the timing of orders received from customers; the gain or loss of significant customers; competition from other manufacturers; changes in the demand for Albemarle’s products or the end-user markets in which its products are sold; the availability of financing; the occurrence of regulatory actions, proceedings, claims, or litigation; and the other factors detailed from time to time in the reports Albemarle files with the SEC, including those described under “Risk Factors” in its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Albemarle assumes no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Exhibit
99.1	Press Release, dated March 1, 2021, issues by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	March 1, 2021	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel